UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 7, 2009
TARGA RESOURCES PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware	001-33303	65-1295427
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
1000 Louisiana, Suite 4300
Houston, TX 77002
(Address of principal executive office and Zip Code)
(713) 584-1000
(Registrants’ telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 7.01 Regulation FD Disclosure
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-1.1
EX-5.1
EX-8.1
EX-99.1

Item 1.01 Entry into a Material Definitive Agreement.
     On August 7, 2009, Targa Resources Partners LP (the “Partnership”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Targa Resources GP LLC (“GP LLC”), Targa Resources Operating LP (“Operating LP”), Targa Resources Operating GP LLC (“Operating GP LLC”) and UBS Securities LLC, Barclays Capital Inc., Citigroup Global Markets Inc., Raymond James & Associates, Inc., Deutsche Bank Securities Inc. and RBC Capital Markets Corporation (the “Underwriters”) providing for the offer and sale in a firm commitment underwritten offering of 6,000,000 common units representing limited partner interests in the Partnership (“Common Units”) at a price of $15.70 per Common Unit ($15.00 per Common Unit, net of underwriting discounts) (the “Offering”). Pursuant to the Underwriting Agreement, the Partnership granted the Underwriters a 30-day option (the “Option”) to purchase up to an additional 900,000 Common Units to cover over-allotments, if any, on the same terms as those Common Units sold by the Partnership. The Option was exercised in full by the Underwriters on August 10, 2009.
     The sale of the 6,900,000 Common Units pursuant to the Underwriting Agreement is expected to close on August 12, 2009. The Common Units to be sold pursuant to the Underwriting Agreement were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to an effective registration statement on Form S-3 (File No. 333-159678) (the “Registration Statement”).
     In the Underwriting Agreement, the Partnership agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     Some of the Underwriters and their affiliates have performed investment banking, commercial banking and advisory services for the Partnership and its affiliates from time to time for which they have received customary fees and expenses. The Underwriters and their affiliates may currently, and may from time to time in the future, engage in transactions with and perform services for the Partnership and its affiliates in the ordinary course of business. Additionally, affiliates of each of the Underwriters are lenders under our senior secured credit facility and accordingly will receive a substantial portion of the proceeds from this offering that are used for the repayment of borrowings under such facility.
Item 7.01 Regulation FD Disclosure.
     On August 7, 2009, the Partnership issued a press release announcing the pricing of the Common Units. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 8.01 Other Events.
     In connection with the Offering, the Partnership is filing the opinions of Vinson & Elkins L.L.P. as part of this Current Report on Form 8-K that is to be incorporated by reference into the Registration Statement. The opinions of Vinson & Elkins L.L.P. are filed herewith as Exhibits 5.1 and 8.1 and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description
1.1	Underwriting Agreement dated as of August 7, 2009 by and among Targa Resources Partners LP, Targa Resources GP LLC, Targa Resources Operating GP LLC, Targa Resources Operating LP and the Underwriters named therein.

5.1	Opinion of Vinson & Elkins L.L.P.

Exhibit
Number	Description
8.1	Opinion of Vinson & Elkins L.L.P. relating to tax matters

23.1	Consent of Vinson & Elkins L.L.P. (included in its opinions filed as Exhibit 5.1 and Exhibit 8.1 hereto)

99.1	Press Release dated August 7, 2009.
Forward Looking Statements
Statements contained in the exhibits to this report that state the Partnership’s or its management’s expectations or predictions of the future are forward-looking statements. The Partnership’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Partnership has filed with the Securities and Exchange Commission.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TARGA RESOURCES PARTNERS LP
	By:	Targa Resources GP LLC,
its general partner

Dated: August 11, 2009	By:	/s/ John Robert Sparger
John Robert Sparger
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description
1.1	Underwriting Agreement dated as of August 7, 2009 by and among Targa Resources Partners LP, Targa Resources GP LLC, Targa Resources Operating GP LLC, Targa Resources Operating LP and the Underwriters named therein.

5.1	Opinion of Vinson & Elkins L.L.P.

8.1	Opinion of Vinson & Elkins L.L.P. relating to tax matters

23.1	Consent of Vinson & Elkins L.L.P. (included in its opinions filed as Exhibit 5.1 and Exhibit 8.1 hereto)

99.1	Press Release dated August 7, 2009.